                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 29, 1996

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as seller under a Pooling and Servicing Agreement dated as of August 1, 1996 providing for inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-S18)

                Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)

       DELAWARE                         333-4846                75-2006294
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
    of Incorporation)                  File Number)         Identification No.)


8400 Normandale Lake Blvd.
Suite 600
Minneapolis, Minnesota               55437
(Address of Principal              (Zip Code)
Executive Offices)

     Registrant's telephone number, including area code, is (612) 832-7000
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:

        1. Pooling and Servicing Agreement, dated as of August 1, 1996 among Residential Funding Mortgage Securities I, Inc. as seller, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.



        SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        RESIDENTIAL FUNDING MORTGAGE SECURITIES I,  INC.

        By:  /s/Robert S. Conway
        Name: Robert S. Conway
        Title:  Vice President

Dated: August 29, 1996




        SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
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        RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.



        By:
        Name: Robert S. Conway
        Title:  Vice President



Dated: August 29, 1996


        EXHIBITS